SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  DECEMBER 21, 1998
                                                  -----------------

                                NTL INCORPORATED
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                         0-22616                     52-1822078
--------------------------------------------------------------------------------
(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                           10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's Telephone Number, including area code  (212) 906-8440
                                                            --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
------    ------------

     Effective as of December 21, 1998, NTL Incorporated ("NTL") has entered into Amendment No. 1 to the Share Exchange Agreement among NTL and the shareholders of Diamond Cable Communications plc under which the "End Date" for the transaction has been extended from January 31, 1999 to April 30, 1999.

     A copy of Amendment No. 1 is attached hereto as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
------    ---------------------------------

          Exhibits

   99 Amendment No. 1 to Share Exchange Agreement, among NTL Incorporated and the shareholders of Diamond Communications plc

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          NTL INCORPORATED
                                            (Registrant)


                                          By: /s/ Richard J. Lubasch
                                          -----------------------------------
                                          Name:   Richard J. Lubasch
                                          Title:  Senior Vice President-
                                                    General Counsel


Dated: December 22, 1998

                                  EXHIBIT INDEX



Exhibit                                                                   Page

   99   Amendment No. 1 to Share Exchange Agreement, among NTL
        Incorporated and the shareholders of Diamond Communications plc